SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by Registrant                            [ X ]
Filed by Party other than the Registration        [    ]
Check the appropriate box:
[    ]    Preliminary Proxy Statement
[    ]    Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
[ X]  Definitive Proxy Statement
[    ]    Definitive Additional Materials
[    ]    Soliciting Material Pursuant to  240.14a-11(c) or  240.14a-12

                  THE  SOMERSET  GROUP,  INC.
         (Name of Registrant as Specified in its Charter)

                  THE  SOMERSET  GROUP,  INC.
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X]  No fee required.
[    ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) & 0-11.

      1)  Title of each class of securities to which transaction applies:
          ..................................................................
      2)  Aggregate number of securities to which transaction applies:
          ..................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ..................................................................
      4)  Proposed maximum aggregate value of transaction:
          ..................................................................
      5)  Total fee paid:
          ..................................................................

[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
          ..................................................................
      2)  Form, Schedule or Registration Statement No.:
          ..................................................................
      3)  Filing Party:
          ...............................................................
      4)  Date Filed:
          ..................................................................
















                                                            March 21, 1997

Dear Shareholder:

The Directors and Officers of The Somerset Group, Inc. (the "Corporation") join me in extending to you a cordial invitation to attend the annual meeting of our shareholders. This meeting will be held on Wednesday, April 23, 1997, at 9:00 a.m., EST, in the First Indiana Plaza Conference Center, Ohio and Pennsylvania Streets, Seventh Floor, Indianapolis, Indiana.

We hope you plan to attend the annual meeting where we will review our past performance and our plans for the future.

The formal notice of the annual meeting and the proxy statement appear on the following pages. After reading the proxy statement, please mark, sign, and return the enclosed proxy card to assure that your votes on the business matters of the meeting will be recorded. Returning the proxy does not affect your right to vote in person on all matters brought before the meeting.


                              Sincerely,





                              Robert H. McKinney
                              Chairman







                              FIRST INDIANA PLAZA
                              135 NORTH PENNSYLVANIA STREET
                              SUITE 2800
                              INDIANAPOLIS, IN  46204
                              (317) 269-1285



                        THE SOMERSET GROUP, INC.
                     135 North Pennsylvania Street
                              Suite 2800
                     Indianapolis, Indiana  46204

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of The Somerset Group, Inc.:

     NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of The Somerset Group, Inc. (the "Corporation") will be held on Wednesday, April 23, 1997, at 9:00 a.m., EST, in the First Indiana Plaza Conference Center, Ohio and Pennsylvania Streets, Seventh Floor, Indianapolis, Indiana, to consider and take action on the following matters:

1. Election of Directors. The election of directors as set forth in the Proxy Statement.

2. Other Business. The transaction of such other business as properly may come before the meeting and any adjournments thereof.

Only shareholders of record at the close of business on February 26, 1997 are entitled to vote at the meeting or any adjournment thereof.



                                   By order of the Board of Directors




                                   Sharon J. Sanford
                                   Secretary


March 21, 1997



                               IMPORTANT

PLEASE MARK, SIGN AND RETURN THE ENCLOSED PROXY. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.



                       THE SOMERSET GROUP, INC.

                     135 North Pennsylvania Street
                              Suite 2800
                     Indianapolis, Indiana  46204
                            (317) 269-1285


                            PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of The Somerset Group, Inc. (the "Corporation") for use at the annual meeting of share-holders to be held on Wednesday, April 23, 1997, at 9:00 a.m., EST, in the First Indiana Plaza Conference Center, Ohio and Pennsylvania Streets, Seventh Floor, Indianapolis, Indiana, and any adjournments thereof (the "Annual Meeting"). The Notice of Annual Meeting of Shareholders, this Proxy Statement and accompanying form of proxy are first being sent or given to shareholders on or about March 21, 1997.

     The election of directors will be determined by a plurality of the shares present in person or represented by proxy. The holder of each outstanding share of Common Stock is entitled to vote for as many persons as there are directors to be elected. Any other matters to come before the Annual Meeting will be determined by a majority of the shares present in person or represented by proxy
 . An abstention, non-vote, or broker non-vote will not change the number of votes cast for or against the election of any director or for or against any other matter to come before the Annual Meeting.

    A proxy in the enclosed form, if properly executed, duly returned to the Corporation and not revoked, will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted FOR the four persons nominated for election as directors referred to herein. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented thereby on such matters in accordance with their best judgment. Other than the election of directors, the Board of Directors has no knowledge of any matters to be presented for action by the shareholders at the Annual Meeting.

     Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend and to vote in person at the Annual Meeting. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke the proxy. Any shareholder giving a proxy may revoke it at any time before it is voted by giving notice thereof to the Corporation in writing or at the Annual Meeting or by providing a proxy bearing a later date.


            VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only shareholders of record as of the close of business on February 26, 1997 will be entitled to vote at the Annual Meeting. On March 14, 1997, the Corporation distributed one additional share of stock for every four shares owned by shareholders of record on February 26, 1997 (the "Stock Split"). As a result, shares issued in the Stock Split may be voted by the recipients thereof at the Annual Meeting. All share information pertaining to the Corporation's shares of stock has been restated to reflect the Stock Split. The Corporation has only one class of stock, its common stock, of which 2,573,202 shares were outstanding as of the close of business on February 26, 1997.

     The following table shows, as of February 26, 1997, the number and percentage of shares of common stock owned beneficially by (i) each person who owned beneficially more than 5% of the issued and outstanding common stock of the Corporation and (ii) executive officers and directors as a group:

        Name and Address                                              Percent
        of Beneficial                   Amount and Nature of             of
             Owner                      Beneficial Ownership            Class

   Robert H. McKinney
   135 N. Pennsylvania St., Suite 2800
   Indianapolis, Indiana 46204                 1,216,541 (1)             45.6%

   Marni McKinney
   135 N. Pennsylvania St., Suite 2800
   Indianapolis, Indiana 46204                 1,216,541 (1)             45.6%

   Marvin C. Schwartz
   c/o Neuberger & Berman
   605 Third Avenue
   New York, New York 10158                      186,718 (2)              7.3%

   William L. Elder
   Southern Indiana Railway, Inc.
   320 N. Meridian Street, Suite 911
   Indianapolis, Indiana 46204                   130,508 (3)              5.1%

   All executive officers and directors
   as a group (8 persons)                      1,442,312 (4)             53.0%

   Unless otherwise noted, the above named persons have sole voting power and sole investment power.

(1) These shares are beneficially owned by a group consisting of Robert H. McKinney and Marni McKinney. Robert H. McKinney is deemed to be a beneficial owner as specified in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of 556,233 shares held by a limited partnership established by Mr. McKinney for the benefit of his children, including Marni McKinney and Kevin K. McKinney. The total held by the group also includes 22,861 shares owned directly by Mr. McKinney, 28,362 shares owned of record by his wife, and 60,469 shares subject to options granted under the Corporation's Stock Incentive Plans. The total held by the group also includes 477,038 shares held in two irrevocable trusts of which Marni McKinney is the Trustee and which were established by Mr. McKinney for the benefit of his children. The above number also includes 36,422 shares which Ms. McKinney owns individually and 35,156 shares subject to options granted under the Corporation's Stock Incentive Plans.

(2) This information is taken from the Schedule 13D Report dated February 26, 1992, and filed by the shareholder with the Securities and Exchange Commission concerning shares held by it. It does not reflect any changes in those shareholdings which may have occurred since the date of such filing.

(3) Includes 128,946 shares which Mr. Elder owns individually and 1,562 shares subject to options granted under the 1991 Director Stock Option Plan.

(4) Includes 123,688 shares subject to options granted under the Corporation's Stock Incentive Plans and 25,000 shares subject to options granted under the 1991 Director Stock Option Plan.


                PROPOSAL NO. 1:  ELECTION OF DIRECTORS

  Four directors are to be elected. Douglas W. Huemme, Malcolm Archibald Leslie and Kevin K. McKinney have been nominated for a term of three years and until their successors are elected and qualified. Gary L. Light has been nominated for a term of one year and until his successor is elected and qualified. Mr. Huemme and Mr. McKinney are members of the present Board of Directors. The other directors listed in the table below will continue in office until expiration of their terms. If, at the time of the 1997 Annual Meeting any of such nominees should be unable or decline to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute or substitutes. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

  The Board of Directors unanimously recommends the election of the following nominees:

  Name, Age, Principal                          Common Stock
  Occupation(s) and                             Beneficially          Percent
  Business Experience              Director     Owned on                 of
  During Past 5 Years                Since      February 26, 1997      Class


The NOMINEES for election are:

     For terms which expire
     in 2000:

Douglas W. Huemme, Age 55             1990          9,375(1)              (2)
  Chairman, President and Chief
  Executive Officer, Lilly Industries,
  Inc., industrial coatings; Director
  of First Indiana Corporation;
  formerly Vice President and Group
  Executive - Chemicals Group,
  Whittaker Corporation.

Malcolm Archibald Leslie, Age 47       N/A                --               --
  Private investor; formerly General
  Partner of CID Equity Partners, private
  venture capital firm; formerly Director -
  International Treasury, Cummins Engine
  Company, Inc., manufacturer of
  diesel engines.


Name, Age, Principal                               Common Stock
  Occupation(s) and                                Beneficially        Percent
  Business Experience                  Director    Owned on                of
  During Past 5 Years                   Since      February 26, 1997     Class

Kevin K. McKinney, Age 39                1990         23,288 (3)          (2)
  Vice President of the Corporation;
  Publisher of NUVO Newsweekly
  and Chairman and President of
  NUVO, Inc.; formerly President,
  Mid America Media; formerly
  Chairman, Indianapolis Extra, Ltd.

     For a term which expires
               in 1998:

Gary L. Light, Age 59                     N/A               --             --
  President, E.V.A. Investors, Inc.;
  formerly Vice Chairman and Chief
  Financial Officer of Sofmor Danck,
  Inc.; Trustee of PIMCO Mutual
  Fund Group.

The Other Directors are:

     Directors whose terms expire
     in 1998:

Robert H. McKinney, Age 71                 1985        1,216,541(4)       45.6%
  Chairman of the Corporation;
  Chairman and Chief Executive
  Officer of First Indiana Corporation,
  a savings and loan holding company;
  Chairman of First Indiana Bank;
  formerly, Chief Executive Officer of
  the Corporation (1984-1995); retired
  Partner of Bose McKinney & Evans,
  attorneys; Director of First Indiana
  Corporation; Chairman, Federal Home
  Loan Bank Board (1977-1979).






 Name, Age, Principal                              Common Stock
  Occupation(s) and                                Beneficially        Percent
  Business Experience            Director          Owned on               of
  During Past 5 Years              Since           February 26, 1997    Class
Michael L. Smith, Age 48            1988             9,530 (1)            (2)
   President and Chief Operating
   Officer of American Health Network;
   formerly President of Somerset Financial
   Services, a division of the Corporation;
   formerly Chairman, Director, President
   and Chief Executive Officer, Mayflower
   Group, Inc., diversified transportation
   services; Director of First Indiana
   Corporation and Acordia, Inc.

     Directors whose terms expire in 1999:



H. J. Baker, Age 69                  1986            11,327(1)            (2)
  Chairman Emeritus, BMW
  Constructors, Inc., industrial
  mechanical contractors; Director
  of First Indiana Corporation and
  Lilly Industries, Inc.

William L. Elder, Age 74             1986           130,508(5)            5.1%
  Formerly Chairman of Southern
  Indiana Commerce Corporation;
  formerly President of Southern
  Indiana Railway, Inc.; formerly
  Director of Merchants National
  Corporation, a bank holding company,
  and Merchants National Bank and
  Trust Company.

Marni McKinney, Age 40                1987        1,216,541(6)           45.6%
  President and Chief Executive
  Officer of the Corporation; Vice
  Chairman and Director of First Indiana
  Corporation and First Indiana Bank;
  formerly President and Chief Operating
  Officer of the Corporation (1993-1995)
  and Executive Vice President of the
  Corporation (1987-1992); Vice
  Chairman of, and formerly Vice
  President and Director of Strategic
  Planning of, First Indiana Bank; formerly
  Vice President of First Indiana Corporation.


(1) Includes 7,812 shares subject to options granted under the 1991 Director Stock Option Plan.

(2) The number of shares represents less than 1% of the outstanding shares of the Corporation.

(3) Includes 15,537 shares owned directly and 7,751 shares subject to options granted under the Corporation's Stock Incentive Plans. Mr. McKinney is a son of Robert H. McKinney and a brother of Marni McKinney.

(4) See note (1) to the table under heading "Voting Securities and Principal Holders Thereof" above.

(5) See note (3) to the table under heading "Voting Securities and Principal Holders Thereof" above.

(6) See note (1) to the table under heading "Voting Securities and Principal Holders Thereof" above. Ms. McKinney is a daughter of Robert H. McKinney and a sister of Kevin K. McKinney.


   The Board of Directors met four times during the Corporation's last fiscal year. All directors attended in excess of 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees on which he or she served.

   Nominees for election as a director of the Corporation are selected by the Board of Directors.



             Certain Committees of the Board of Directors

   Among other committees, the Board of Directors has an Audit Committee, a Compensation and Policy Committee and a Stock Administration Committee.

   The functions of the Audit Committee are: (1) to review audits of the accounting records of the Corporation and its financial statements performed by independent auditors, (2) to confer with the independent auditors and officers of the Corporation regarding accounting and financial statements and internal controls, (3) to recommend to the Board the engagement or discharge of the independent auditors and (4) to perform such other functions as the Committee deems necessary or desirable. The members of the Audit Committee are: H. J. Baker (Chairman) and Michael L. Smith. The Committee met twice during the last fiscal year of the Corporation.

   The functions of the Compensation and Policy Committee are to review and make recommendations to the Board of Directors with respect to the compensation of the officers and key employees of the Corporation and its subsidiaries and review other policy matters. The members of the Compensation and Policy Committee are: William L. Elder (Chairman), Douglas W. Huemme and Michael L. Smith. The Committee met once during the last fiscal year of the Corporation.

   The functions of the Stock Administration Committee are to administer and grant stock options, stock appreciation rights and performance shares under the Corporation's 1986 and 1991 Stock Incentive Plans. Members of the Stock Administration Committee are: Michael L. Smith (Chairman) and Douglas W. Huemme
 .  The Committee met once during the last fiscal year of the Corporation.

                         Certain Transactions

   In May 1996, the Corporation extended from June 1, 1996 to June 1, 1997 the maturity date of a promissory note payable to the Corporation by NUVO, Inc. The promissory note resulted from the sale of assets by the Corporation to Nuvo, Inc. in 1990. Robert H. McKinney, Marni McKinney, and Kevin K. McKinney are shareholders and directors of NUVO, Inc., and Kevin K. McKinney is the Chairman and President of NUVO, Inc. The principal amount of the promissory note is approximately $79,000, and the promissory note bears interest at the rate of eight and one-quarter percent (8.25%) per annum. The promissory note is secured by a security interest in substantially all of the assets of NUVO, Inc., and the note is current as of the date hereof.

   On June 17, 1996, the Corporation purchased from First Indiana Bank (the "Bank") all of the outstanding capital stock of One Investment Corporation ("One Investment"), a wholly owned subsidiary of the Bank that owned all of the outstanding capital stock of One Insurance Agency, Inc. ("One Insurance").
Prior to the transaction, the Bank had used One Investment and One Insurance to provide Bank customers with certain insurance and investment products and services. As a result of this transaction, and through a multi-year operating agreement that the Corporation entered into with First Indiana Corporation and the Bank on the same day, the Corporation is providing non-FDIC-insured invest-ment and insurance products and services to the Bank's customers, and the Bank is focusing its efforts on delivering traditional banking services. Robert H. McKinney and Marni McKinney are officers, directors and shareholders of First Indiana Corporation and/or the Bank, the Corporation is a substantial shareholder of First Indiana Corporation, and H.J. Baker, Douglas Huemme and Michael Smith are directors of First Indiana Corporation and the Bank. The transaction, including entering into the operating agreement, was approved by a committee of the Board of Directors of the Corporation that consisted solely of directors who were not employees, officers, directors, or significant shareholders of First Indiana Corporation or the Bank. This independent committee determined that the transaction was in the best interests of the Corporation, and negotiated the transaction with a joint committee of the Board of Directors of First Indiana Corporation and the Bank that consisted of directors of those entities that were not employees, officers, directors or substantial shareholders of the Corporation. Prior to the consummation of the transaction, the committee received an opinion from an independent appraiser that the transaction, which involved a $1.4 million purchase price, was fair to the shareholders of the Corporation.


                       COMPENSATION OF DIRECTORS
                      AND EXECUTIVE COMPENSATION


   (a)  Summary Compensation Table.

   The following table sets forth the compensation awarded to, earned by, or paid by the Corporation during the last three fiscal years to Ms. McKinney as President and Chief Executive Officer of the Corporation during that period, and to the one executive officer whose cash compensation in 1996 exceeded $100,000. The numbers of stock options set forth below have been adjusted to reflect the Stock Split.

                                                  Long Term
                                                Compensation
                         Annual Compensation        Awards
                                                 Restricted  Securities  All
  Name and                                         Stock     Underlying  Other
  Principal                 Salary     Bonus       Awards    Options     Comp.
Position          Year      ($)         ($)          ($)        (#)      ($)

Marni McKinney     1996    $80,000      --                    9,375   $2,963(1)
President and Chief1995    $50,000      --                    5,468   $  441
Executive Officer  1994    $50,000              $122,500(2)   5,468   $  655

Joseph M. Richter  1996    $97,000 $  5,000           --        6,250  $4,374(1)
Executive Vice     1995    $95,300 $ 16,256           --        3,906  $  810
President and Chief1994    $95,300 $ 40,000           --        3,906  $1,464
Financial Officer of
the Corporation

___________________
(1) Consists of premiums during 1996 for term life insurance policies for Ms. McKinney and Mr. Richter in the amounts of $163 and $979, respectively, and the Corporation's contributions to the Corporation's retirement plan during 1996 for the accounts of Ms. McKinney and Mr. Richter in the amounts of $2,800 and $3,395, respectively.

(2) Represents the market value on the date of grant of 15,625 shares of restricted stock granted to Ms. McKinney under the 1991 Stock Incentive Plan. The restricted stock had a market value of $200,000 on December 31, 1996. The restricted stock will vest on March 31, 1997 if the Corporation attains certain performance targets and receives dividends in the same manner and to the same extent as unrestricted shares of the Corporation's Common Stock.

   (b)   Options Tables.

   The following table sets forth the grants of stock options made during fiscal year 1996 to Ms. McKinney and Mr. Richter. The number of stock options and exercise prices set forth below have been adjusted to reflect the Stock Split.

                 Number
                   of       % of Total
               Securities    Options
               Underlying   Granted to    Exercise
                Options     Employees     or Base
                Granted     in Fiscal      Price
    Name           (#)      Year 1996     ($/Share)    Expiration Date

Marni McKinney      9,375     33.3%          $11.20   February 13, 2001
Joseph M. Richter   6,250     22.2%          $11.20   February 13, 2001

     The following table sets forth on an aggregate basis each exercise of stock options during fiscal year 1996 by Ms. McKinney and Mr. Richter, and the December 31, 1996 value of the unexercised options of each such executive officer. The numbers of shares and stock options set forth below have been adjusted to reflect the Stock Split.

            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                  AND
                    FISCAL YEAR-END OPTION VALUES

                                   Number of Securities
                                 Underlying Unexercised   Value of Unexercised
                      Shares           Options at      In-the-Money Options at
                 Acquired On    Value  December 31, 1996    December 31, 1996
   Name             Exercise Realized Exercise Unexercise Exercise Unexercise

Marni McKinney         3,125  $19,250    30,468     --    $139,324  $    --
Joseph M. Richter      3,125  $20,250    11,718  10,156   $ 78,124  $ 26,875


    (c) Compensation of Directors.

    During the Corporation's last fiscal year, directors who are not salaried officers received a quarterly fee of $1,250 per quarter, a fee of $500 for each Board meeting attended, and a fee of $300 for each Board committee meeting attended.

    The Corporation's 1991 Director Stock Option Plan provides for the issuance of non-qualified options to purchase 1,562 shares to each outside director of the Corporation on August 14, 1991 and thereafter on the date of each annual meeting of shareholders. No option is exercisable during the period of one year following the date of grant of such option, and options granted under the plan must specify an exercise price of not less than 100% of the market price of the shares at the date of grant.

                         SHAREHOLDER PROPOSALS

    Proposals of Shareholders intended to be presented at the next annual meeting must be received by the Corporation for inclusion in the proxy statement and form of proxy relating to that meeting no later than November 20, 1997. Any such proposals should be sent to the attention of the Secretary of the Corporation. Shareholder proposals not included in the Corporation's 1998 proxy solicitation materials must, in order to be considered at the 1998 Annual Meeting, be submitted in writing to the Secretary of the Corporation at least sixty days before the date of the 1998 Annual Meeting, or, if the 1998 Annual Meeting is held prior to March 23, 1998, within ten days after notice of the Annual Meeting is mailed to shareholders. The Board of Directors of the Corporation will review any shareholder proposals that are filed as required, and will determine whether such proposals meet applicable criteria for inclusion in its 1998 proxy solicitation materials or consideration at the 1998 Annual Meeting.

        SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires certain of the Corporation's officers, and its directors and persons who own more than 10% of the Corporation's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

    Based solely on review of the copies of such forms furnished to the Corp-oration, the Corporation believes that during 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met.

              FINANCIAL STATEMENTS AND OTHER INFORMATION

    The Corporation's financial statements for the fiscal year ended December 31 1996, were audited by KPMG Peat Marwick LLP ("Peat Marwick"). The Corporation has selected Peat Marwick as its independent auditor for the fiscal year ending December 31, 1997. Representatives of Peat Marwick are expected to attend the Annual Meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

    The Annual Report of the Corporation for the year ended December 31, 1996, including audited financial statements, has been mailed to the shareholders. The Annual Report is not to be considered as proxy solicitation material.

                             OTHER MATTERS

    The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

                       EXPENSES OF SOLICITATION

    The entire expense of preparing, assembling, printing and mailing the proxy form and material used in the solicitation of proxies will be paid by the Corp-oration. The solicitation will not be made by specially engaged employees or paid solicitors. In addition to the use of the mails, solicitation may be made by employees of the Corporation by telephone, telegraph, cable or personal interview.


    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. Therefore, shareholders who do not expect to attend in person are urged to execute and return the proxy.

                                        For the Board of Directors



                                        Sharon J. Sanford
                                        Secretary

March 21, 1997


                                  [FRONT]

THE SOMERSET GROUP, INC.      This proxy is solicited on behalf of the Board of
                               Directors of the Corporation
135 North Pennsylvania Street
Indianapolis, Indiana 46204             The undersigned hereby appoints Robert H
                                        McKinney and Marni McKinney, and each of them, attorneys-in-fact and proxies, with full power of substitution, to vote as designated below all shares of The Somerset Group, Inc. (the
                                        "Corporation") which the undersigned
                                        would be entitled to vote if personally
                                        present at the Annual Meeting of
                                        Shareholders to be held on April 23,
                                        1997, at 9:00 a.m., EST, and at any
                                        adjournment thereof.

1.   ELECTION OF DIRECTORS

          FOR all nominees listed below
              (except as marked to the contrary below)


                   Nominees for a term of three years:
                   Douglas W. Huemme, Malcolm Archibald Leslie
                          and Kevin K. McKinney


                      WITHHOLD AUTHORITY
                    to vote for all nominees

                     Nominee for a term of one year:
                              Gary L. Light



(Instruction:  To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

2. In their discretion, the Proxies are authorized to vote such other business as may properly come before the meeting.

               (Continued and to be signed on other side.)


                                  [BACK]

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.

The undersigned acknowledges receipt from The Somerset Group, Inc., prior to the execution of this proxy, of notice of the meeting, a proxy statement, and an Annual Report to Shareholders.

Please sign exactly as name appears below. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature _____________________


(Signature if held jointly)_____________________

Dated:__________________, 1997










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